UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 1, 2014

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 1, 2014, Signature Group Holdings, Inc. (the “Company”) issued a press release announcing that its indirect wholly owned subsidiary, SGH Escrow Corporation, plans to conduct a private offering of senior secured notes due 2019 in an aggregate principal amount of $300.0 million (the “Notes”). These Notes are to be offered in connection with the Company’s previously announced, pending acquisition by its wholly owned subsidiary, Real Alloy Holding Inc. (“Real Alloy”), of the equity interests of certain entities, together with their subsidiaries, comprising the global recycling and specification alloys business of Aleris Corporation (the “GRSA Acquisition”). Following the GRSA Acquisition, the Notes will be the senior obligations of Real Alloy and will be guaranteed by Real Alloy’s direct parent, Real Alloy Intermediate Holding, LLC and by Real Alloy’s existing and future domestic subsidiaries, and the Notes and related guarantees will be secured by first priority security interests in the fixed assets of Real Alloy and the guarantors of the Notes and second priority security interests in certain other collateral of Real Alloy and the guarantors.

The proposed offering of Notes referenced herein will be made only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States pursuant to Regulation S under the Securities Act. Neither the Notes nor the related guarantees have been registered under the Securities Act or any state or other securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

While the Company pursues its subsidiary’s proposed private offering of the Notes, its board will continue evaluating (i) potential transactions resulting from its previously announced engagement of a financial advisor to evaluate strategic alternatives for its wholly owned subsidiary NABCO, and  (ii) potential equity financings, which may include registered underwritten and registered direct offerings of its common stock.

Neither this Current Report on Form 8-K nor the press release referenced above constitutes an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an exhibit to this report:

99.1	Signature Group Holdings, Inc. press release dated December 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date:	December 1, 2014	By:	/s/ W. CHRISTOPHER MANDERSON
		Name:	W. Christopher Manderson
		Title:	Executive Vice President,
General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated December 1, 2014